UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 26, 2017
Date of Report (date of earliest event reported)
Overstock.com, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

799 W. Coliseum Way
Midvale, Utah 84047

(Address of principal executive offices, including zip code)

(801) 947-3100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A. 2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240. 12b-2).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)    On July 26, 2017 the board of directors of Medici Ventures, Inc. (“Medici”), a wholly owned subsidiary of the registrant, Overstock.com, Inc. (“Overstock”), authorized the grant, subject to Medici’s completion of any necessary filings, of compensatory options to purchase shares of Medici’s common stock to certain persons, including Jonathan E. Johnson III, who serves as President of Medici and is a named executive officer of Overstock, pursuant to the Medici Ventures, Inc. Stock Option Plan (the “Plan”). The Plan provides for the grant of options covering up to 10% of the outstanding common stock of Medici to employees and directors of and consultants to Medici. The option grants to Mr. Johnson cover a total of 14,000 shares of common stock of Medici, representing 1.4% of Medici’s fully diluted shares, at an exercise price of $3.33 per share of common stock, and expire ten years after the date of grant. The options are subject to two vesting schedules, one of which provides for the vesting of options to acquire 5,000 shares on the one-year anniversary of the date of grant, and the second of which provides for the vesting over a three-year period of options to acquire an additional 9,000 shares, with one-third of such options vesting at the end of year one, one-third vesting at the end of year two, and one-third vesting at the end of year three, subject to the power of the Medici board of directors to accelerate the vesting schedules. The options cannot be exercised for any security issued by Overstock, and the Medici common stock, if issued, will not be convertible into or exchangeable for any security issued by Overstock.

Item 9.01 Financial Statement and Exhibits.

(d)    Exhibits

Exhibits
*10.1	Medici Ventures, Inc. 2017 Stock Option Plan
___________________________________________
* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ E. Glen Nickle
E. Glen Nickle
Vice President, Legal and General Counsel
Date:	August 1, 2017